SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 11, 2002


Commission          Registrant; State of Incorporation;        I.R.S. Employer
File Number            Address; and Telephone Number          Identification No.
-----------         -----------------------------------       ------------------

333-21011       FIRSTENERGY CORP.                                 34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


1-2578          OHIO  EDISON  COMPANY                             34-0437786
                (An  Ohio  Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3583          THE TOLEDO EDISON COMPANY                         34-4375005
                (An Ohio  Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3491          PENNSYLVANIA POWER COMPANY                        25-0718810
                (A Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


333-31250       JCP&L Transition  Funding LLC                     75-2998870
                (A Delaware Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

Item 4.  Changes in Registrant's Certifying Accountant

(a) Previous independent accountant

    (i) Effective with the completion of the 2001 audits and related regulatory filings, Arthur Andersen LLP will be dismissed as the independent accountant for FirstEnergy Corp. and its wholly owned subsidiaries, Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company and JCP&L Transition Funding LLC (collectively, "Registrants"). On April 11, 2002,
         FirstEnergy's Board of Directors approved the decision to change independent accountants upon the recommendation of its Audit Committee.

    (ii) Except for the modification to FirstEnergy Corp.'s 2001 audit report to identify its change in accounting principle for the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, effective January 1, 2001, the reports of Arthur Andersen LLP on the financial statements of the Registrants for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   (iii) In connection with the audits for the two most recent fiscal years, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

    (iv) During the two most recent fiscal years and through April 11, 2002, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

    (v) The Registrants have requested that Arthur Andersen LLP furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. A copy of such letter, dated April 18, 2002, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountant

    On April 11, 2002, the Registrants appointed PricewaterhouseCoopers LLP as their new independent accountant effective for the first quarter of 2002. During the two most recent fiscal years and through April 11, 2002, the Registrants have not consulted with PricewaterhouseCoopers LLP regarding either:

    (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrants' financial statements, and neither a written report was provided to the Registrants or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrants in reaching a decision as to the accounting, auditing or financial reporting issue; nor

    (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits

Exhibit No.                  Description
-----------                  -----------

    16 Arthur Andersen LLP letter to the Securities and Exchange Commission regarding the change in certifying accountant.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



April 18, 2002




                                             FIRSTENERGY CORP.
                                             -----------------
                                                Registrant


                                           OHIO EDISON COMPANY
                                           -------------------
                                                Registrant


                                          THE CLEVELAND ELECTRIC
                                          ILLUMINATING COMPANY
                                          --------------------
                                                Registrant


                                        THE TOLEDO EDISON COMPANY
                                        -------------------------
                                                Registrant


                                       PENNSYLVANIA POWER COMPANY
                                       --------------------------
                                                Registrant


                                      JCP&L TRANSITION FUNDING LLC
                                      ----------------------------
                                                Registrant



                                           /s/Harvey L. Wagner
                                           -------------------
                                              Harvey L. Wagner
                                       Vice President and Controller